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                                                                   EXHIBIT 24.2


               AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION

                                POWER OF ATTORNEY

         American Express Receivables Financing Corporation, a Delaware corporation (the "Company"), and each of the undersigned officers and directors of the Company, hereby constitute and appoint John D. Koslow, Leslie R. Scharfstein and Stephen P. Norman, jointly and severally, with full power of substitution and revocation, their true and lawful attorneys-in-fact and agents, for them and on their behalf and in their respective names, places and steads, in any and all capacities, to sign, execute and affix their respective seal thereto and file any of the documents referred to below relating to the American Express Master Trust; all filings and reports required under the Securities Exchange Act of 1934, including Current Reports on Form 8-K and Annual Reports on Form 10-K, including any amendments thereto, on behalf of the Company, with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as they might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         This Power of Attorney may be executed in counterparts.

         IN WITNESS WHEREOF, American Express Receivables Financing Corporation has caused this Power of Attorney to be executed in its name by its President and attested by its Secretary, and the undersigned officers and directors have hereunto set their hand as of the 24th day of March, 2004.


                                               AMERICAN EXPRESS
                                               RECEIVABLES FINANCING
                                               CORPORATION

                                               By: /s/ Leslie R. Scharfstein
                                                   ----------------------------
                                                   Leslie R. Scharfstein
                                                   President


ATTEST:

/s/ Michael Kuchs
------------------------------
Michael Kuchs
Secretary




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/s/ Leslie R. Scharfstein
------------------------------
Leslie R. Scharfstein
President
(Principal Executive Officer)



/s/ John D. Koslow
------------------------------
John D. Koslow
Vice President and Treasurer
(Principal Finance Officer and
Principal Accounting Officer)



/s/ Stephen P. Norman
------------------------------
Stephen P. Norman
Director




/s/ Walker C. Tompkins, Jr.
------------------------------
Walker C. Tompkins, Jr.
Director




/s/ David L. Yowan
------------------------------
David L. Yowan
Director